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                                                                  EXHIBIT 23.2




                             CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-XXXXX) pertaining to the 1993 Long-Term Incentive Plan of our report dated February 5, 1999, with respect to the consolidated financial statements of Transkaryotic Therapies, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.




                                             /s/ Ernst & Young LLP




Boston, Massachusetts
June 28, 1999